UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 04, 2024

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 5, 2024, Entravision Communications Corporation (the “Company”) issued a press release announcing its results of operations for the three- and twelve-month periods ended December 31, 2023. A copy of that press release is furnished herewith as Exhibit 99.1.

The information provided pursuant to Item 2.02 in this Current Report on Form 8-K, including the exhibit thereto, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 4, 2024, the Company received a communication from Meta Platforms, Inc. ("Meta") that it intends to wind down its authorized sales partner ("ASP") program globally and end its relationship with all of its ASPs, including the Company, by July 1, 2024. For full year 2023, Meta's ASP program represented $586.4 million of the Company’s $1,106.9 million of total consolidated revenue. The Company has initiated a review of its operating strategy and cost structure and will provide an update on associated plans as soon as practicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on March 5, 2024 announcing its results of operations for the three- and twelve-month periods ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date:	March 5, 2024	By:	/s/ Michael J. Christenson
Michael J. Christenson Chief Executive Officer